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                           WARRANT PURCHASE AGREEMENT


         THIS WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of December __, 1999, by and between IMPROVENET, INC., a Delaware corporation (the "Company"), and the persons and entities named on the Schedule of Purchasers attached hereto as EXHIBIT A (individually, a "Purchaser" and collectively, the "Purchasers").

         The Company desires to sell and the Purchasers each desire to purchase, severally and not jointly, a warrant (the "First Common Warrant") to purchase _______ shares of the Company's Common Stock (the "First Common Warrant Shares") at a price per share of $0.01, pursuant to a warrant substantially in the form attached hereto as EXHIBIT B and a warrant (the "Second Common Warrant") to purchase _________ shares of the Company's Common Stock (the "Second Common Warrant Shares") at a price per share of $13.50 pursuant to a warrant substantially in the form attached hereto as EXHIBIT C on the terms and conditions set forth herein. The First Common Warrant and the Second Common Warrant shall be referred to herein as the "Warrants" and the Common Warrant Shares and the Second Common Warrant Shares shall be referred to herein as the "Warrant Shares".

         In consideration of the mutual promises contained herein, the parties hereto agree as follows:

         1. PURCHASE OF WARRANT.

            (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Warrants from the Company and the Company agrees to sell and issue the Warrant to the Purchaser for an aggregate purchase price of $___________.

            (b) The purchase and sale of the Warrants shall take place at the offices of ImproveNet, Inc., at 720 Bay Road, Suite 200, Redwood City, CA 94063, or at such other time and place as to which the Company and Purchaser shall agree. At the Closing, the Company shall deliver the Warrants to the Purchaser as prepayment of amounts to be owed to each Purchaser.

         2. ACCESS TO INFORMATION. The Purchaser acknowledges that it has had access to all material information concerning the Company which it has requested. The Purchaser also acknowledges that it has had the opportunity to, and has to its satisfaction, questioned the officers of the Company with respect to such Purchaser's investment hereunder.

         3. REPRESENTATION OF PURCHASER. The Purchaser represents that it understands that the Warrants and the Warrant Shares are speculative investments, that it is aware of the Company's business affairs and financial condition, and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants. The Purchaser is purchasing the Warrants and any Warrant Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any


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"distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. The Purchaser further represents that it understands that the Warrants and Warrant Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. The Purchaser represents that the Warrants and any Warrant Shares purchased upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available, and that the Company is under no obligation to register or qualify such securities except as set forth in the Warrants between the Company and the Purchaser.

         4. QUALIFICATION OF SECURITIES. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration thereof prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

         5. LEGENDS. The Purchaser acknowledges and understands that the instruments evidencing the Warrants and any certificates evidencing the Warrant Shares shall bear the legends as specified in the Warrants in the form attached hereto as EXHIBIT B (and any other legends required under state or federal securities laws in the opinion of legal counsel for the Company).

         6. GENERAL PROVISIONS.

            (a) This Agreement represents the entire agreement between the Company and Purchaser regarding the subject matter hereof, supersedes all prior agreements and understandings, and may only be amended in writing signed by the Company and the Purchaser.

            (b) This Agreement shall bind and benefit the successors, assigns, heirs, executors and administrators of the parties. The rights of the Purchaser under this Agreement may not be assigned without the written consent of the Company.

            (c) This Agreement shall be governed in all respects by the laws of the State of California.

            (d) The Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute an instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.


IMPROVENET, INC.                               PURCHASER
a Delaware corporation

By:____________________________                By:____________________________

Name:__________________________                Name:__________________________

Title:_________________________                Title:_________________________